UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026

LANTRONIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Discovery, Suite 250 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26-27, 2026, Lantronix, Inc. (the "Company") entered into amendments to its agreements with its Chief Executive Officer, Saleel Awsare; its Chief Revenue Officer, Kurt Hoff; and its Chief Product & Strategy Officer, Mathi Gurusamy, as follows:

Mr. Awsare’s Employment Agreement, dated October 31, 2023, has been amended to increase his annual base salary to $550,000 USD, effective as of August 1, 2026.

Mr. Hoff’s Offer Letter, dated February 23, 2024, has been amended to increase his annual base salary to $390,000 USD, effective as of August 1, 2026, and to provide that the restriction on the severance provision of the agreement (which had provided for severance only upon a qualifying termination within two years after Mr. Hoff’s start date with the Company) will no longer apply.

Mr. Gurusamy’s Offer Letter, dated April 2, 2024, has been amended to increase his annual base salary to $390,000 USD, effective as of August 1, 2026, and to provide that the restriction on the severance provision of the agreement (which had provided for severance only upon a qualifying termination within two years after Mr. Gurusamy’s start date with the Company) will no longer apply.

The foregoing descriptions of the amendments are a summary, do not purport to be complete and are qualified in their entirety by reference to the full texts of the amendments, which are attached hereto as Exhibits 10.1-3 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated as of August 26, 2026, between Lantronix, Inc. and Saleel Awsare
10.2	Amendment to Offer Letter, dated as of August 26, 2026, between Lantronix, Inc. and Kurt Hoff
10.3	Amendment to Offer Letter, dated as of August 26, 2026, between Lantronix, Inc. and Mathi Gurusamy
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

Date: August 27, 2026	By:	/s/ Brent Stringham
Brent Stringham Chief Financial Officer

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